UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2021

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2200 West Airfield Drive
P.O. Box 619810
DFW Airport, Texas 75231
(Address of Principal Executive Offices, including Zip Code)

(972) 453-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2021, the Board of Directors (“Board”) of Thryv Holdings, Inc. (the “Company”) approved and authorized certain amendments to the Thryv Holdings, Inc. 2020 Equity Incentive Award Plan (the “Plan”), subject to stockholder approval, to (i) increase the number of shares of the Company’s common stock available for delivery under the Plan by 2,981,490 shares, (ii) allow for broker-assisted cashless exercise as a method of exercise of the outstanding options under the Plan granted to employees, and (iii) adopt an automatic annual increase in the share reserve of up to 5% of the Company’s outstanding shares (or such lesser amount as determined by the Board) (the “Amendments”).

Subsequently, on May 18, 2021, the Amendments were approved by written consent of the Company’s stockholders representing approximately 55.3% of the voting power of the Company as of such date.

The Company intends to file with the U.S. Securities and Exchange Commission, and distribute to all stockholders entitled to receive notice thereof, a related information statement on Schedule 14C (the “Information Statement”), as required by the Securities Exchange Act of 1934. The Amendments will become effective on the trading day following the date that is 20 days after the Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth under Item 5.02 above is incorporated by reference into this Item 5.07.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2021	THRYV HOLDINGS, INC.

	By:	/s/ Paul D. Rouse
	Name:	Paul D. Rouse
	Title:	Chief Financial Officer, Executive Vice President and Treasurer